March 1, 2018

Global X | JPMorgan Efficiente Index ETF
NYSE Arca, Inc.: EFFE

2018 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/effe. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2018, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated October 31, 2017, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X | JPMorgan Efficiente Index ETF

Ticker: EFFE Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X | JPMorgan Efficiente Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan ETF Efficiente 10 TR Series X Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Acquired Fund Fees and Expenses:[2]	0.17%
Total Annual Fund Operating Expenses:	0.86%

1    "Other Expenses" information has been restated from fiscal year amounts to reflect estimated fees and expenses for the upcoming fiscal year.

2    "Acquired Fund Fees and Expenses" are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$95	$296	$515	$1,143

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 232.58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a fund of funds and invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days prior written notice to shareholders before it can be changed.

The Underlying Index tracks the total return performance of a portfolio of eleven exchange-traded funds (each, an "ETF") and two exchange-traded products (each an "ETP") (each ETP and ETF a "Constituent" and together the "Constituents"), as defined by J.P. Morgan Securities LLC, the provider of the Underlying Index ("Index Provider"). The share prices of the ETFs and ETPs are expected to track the performance of equities or bonds in developed or emerging markets, real estate investments, U.S. Treasury bonds, U.S. Treasury Inflation Protected Securities,

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a single commodity or a portfolio of commodity futures contracts. The Underlying Index allocates index weights among the Constituents based on a proprietary methodology created by the Index Provider.

On a monthly basis and subject to certain weighting constraints, the Underlying Index is rebalanced to reallocate index weights among the Constituents so that the resulting portfolio would have had the highest return during the previous six months and an annualized volatility level of 10% or less over the same period (subject to upward adjustment under limited circumstances). This methodology is informed by the “modern portfolio theory” approach to asset allocation, which suggests that an investor allocate assets in a manner that maximizes return for a given risk appetite. Since the index weights assigned to the Constituents at each monthly rebalancing are determined based on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month. The Underlying Index is described in greater detail in the Information Regarding the Underlying Indices and the Index Providers section of this Prospectus. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

As of December 29, 2017, the Constituents eligible for inclusion in the Underlying Index are: the Vanguard S&P 500 ETF, the iShares Core S&P Small-Cap ETF, the Vanguard FTSE Developed Markets ETF, the iShares 20+ Year Treasury Bond ETF, the iShares 1-3 Year Treasury Bond ETF, the iShares iBoxx $ Investment Grade Corporate Bond ETF, the SPDR® Barclays High Yield Bond ETF, the Vanguard FTSE Emerging Markets ETF, the iShares J.P.Morgan USD Emerging Markets Bond ETF, the Vanguard REIT ETF, the iShares TIPS Bond ETF, the iShares S&P GSCI Commodity-Indexed Trust and the iShares Gold Trust.

Set forth below are the weighting constraints applicable to each Constituent and each sector that may be represented in the Underlying Index:

Sector	Fund*	Min Weight	Max Weight
Developed Equity 50% Total Cap	Vanguard S&P 500 ETF	0%	20%
	iShares Core S&P Small-Cap ETF	0%	20%
	Vanguard FTSE Developed Markets ETF	0%	20%
Bonds 50% Total Cap	iShares 20+ Year Treasury Bond ETF	0%	20%
	iShares iBoxx $ Investment Grade Corporate Bond ETF	0%	20%
	SPDR® Barclays Capital High Yield Bond ETF	0%	20%
Emerging Markets 40% Total Cap	Vanguard FTSE Emerging Markets ETF	0%	20%
	iShares J.P.Morgan USD Emerging Markets Bond ETF	0%	20%
Alternative Investments 40% Total Cap	Vanguard REIT ETF	0%	20%
	iShares S&P GSCI Commodity-Indexed Trust	0%	10%
	iShares Gold Trust	0%	10%
Short Term Treasuries/Inflation 50% Total Cap	iShares TIPS Bond ETF	0%	50%
	iShares 1-3 Year Treasury Bond ETF	0%	50%
*iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in Fund.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the Constituents of the Underlying Index and publishes information regarding the level of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “outperform” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in

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instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 29, 2017, the Underlying Index was not concentrated in a sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Asset Fluctuation Risk: Certain shareholders, including an Authorized Participant, the Adviser or an affiliate of the Adviser, may own a substantial amount of the Fund’s Shares. Additionally, from time to time an Authorized Participant, a third party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale.  Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Authorized Participant Concentration Risk: The Fund has a limited number of financial institutions that may act as "Authorized Participants" (as defined in the SAI). Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create or redeem in either of those cases, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. Authorized Participant Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Commodities Regulatory Risk: The Commodity Futures Trading Commission ("CFTC") may repropose regulations that may limit the use of commodity interests by the Fund. Any changes in regulations could affect the Fund’s ability to qualify as a regulated investment company or to pursue its investment program as described in this Prospectus.

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

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Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Emerging Markets Risk: The Fund expects to invests in emerging markets securities. The Fund’s investments in emerging market countries may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk: The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region.

High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-“ by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) (“S&P”) and Fitch, Inc. (“Fitch), “Baa3” by Moody’s® Investors Service, Inc. (“Moody’s”), or “BBBL” by Dominion Bond Rating Service Limited (“Dominion”)), or are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Interest Rate Risk:Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

International Closed Market Trading Risk: To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price

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of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Listing Standards Risk: Under new continuous listing standards adopted by the Fund’s listing exchange, the Fund will be required to confirm on an ongoing basis that the components of the Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the Fund would be required to rectify such non-compliance by requesting that the Index Provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the SEC. Failure to rectify such non-compliance may result in the Fund being delisted by the listing exchange.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: Shares of the Fund are publicly traded on a national securities exchange which may subject shareholders to numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Model Portfolio Risk: The risk that investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Optimization Risk: The Fund is based on “modern portfolio theory” approach to asset allocation. There is no guarantee that this Underlying Index will outperform any alternative strategy that might be employed in respect of the component assets or that past volatilities and correlations of particular asset classes will be indicative of future results.

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Passive Foreign Investment Company Risk: Some Fund holdings may be characterized as “passive foreign investment companies” ("PFICs") for U.S. tax purposes. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Realized Volatility Risk: The weights of the component assets are determined such that the hypothetical historical volatility of the rebalanced portfolio would have been no more than 10%. However, the realized volatility of the Fund over any period may be more or less than 10%.

Risks Related to Investing in Commodities: The Fund may invest in commodity ETFs and/or exchange traded commodities ("ETCs"). Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value.

In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Risks Related to Investing in ETPs: The Fund may hold exchange traded products ("ETPs") to gain exposure to commodities. As a result, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from certain commodities-related investments is generally not qualifying income for purposes of the gross income test to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying.

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Risks Related to Investing in Gold and/or Silver: The Fund may invest in ETFs and/or ETPs that invest in physical gold. Gold generates no interest or dividends, and the return from investments in gold and/or silver will be derived solely from the price gains or losses from the commodity. Gold and/or silver may also be significantly affected by developments in the gold mining industry, and prices of gold and/or silver may fluctuate sharply over short periods of time. Income derived from gold (or in some cases ETFs or ETPs investing in physical gold) is generally not qualifying income for purposes of the RIC gross income tests under the Internal Revenue Code of 1986, as amended (the "Code"). In September 2016, the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. This caused the IRS to revoke rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by requirements to qualify as a RIC.

Risks Related to Investing in Inflation-Linked Bonds: The Fund may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Tax Status Risk: The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company ("RIC"). If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may not earn more than 10% of its annual gross income from gains resulting from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error other than other ETFs that do not track such indices.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance.

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U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the Fund.

U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or an underlying fund's U.S. Treasury obligations to decline.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	06/30/16	5.49%
Worst Quarter:	09/30/15	-6.36%

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Average Annual Total Returns (for the Periods Ended December 31, 2017)

	Year Ended December 31, 2017	Since Inception (10/22/2014)
Global X | JPMorgan Efficiente Index ETF: ·Return before taxes ·Return after taxes on distributions[1] ·Return after taxes on distributions and sale of Fund Shares[1]	12.97% 11.07% 7.33%	5.08% 3.59% 3.20%
JPMorgan ETF Efficiente 10 TR Series X Index (net) (Index returns reflect invested dividends net of withholding taxes, but reflects no deduction for fees, expenses, or other taxes)	13.90%	5.86%
S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	21.83%	13.14%
Bloomberg Barclays US Aggregate Bond Index (Index returns do not reflect deduction for fees, expenses, or taxes)	3.54%	2.22%

1    After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Chang Kim, CFA, James Ong, CFA, Hailey Harris, and Nam To (“Portfolio Managers”). Mr. Kim has been a Portfolio Manager of the Fund since inception. Mr. Ong and Ms. Harris have been Portfolio Managers of the Fund since March 1, 2016. Mr. To has been a Portfolio Manager of the Fund since March 1, 2018.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business ("Business Day").

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangement, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend a Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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